UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) : February 16, 2021

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-55264 (Commission File Number)	45-0486747 (I.R.S. Employer Identification Number)
140 Intracoastal Pointe Drive, Suite 404 Jupiter, FL 33477
(Address of principal executive offices and zip code)
(561) 743-8333
(Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DYAI	The NASDAQ Stock Market LLC

Item 7.01. Regulation FD Disclosure

On February 16, 2021, Dyadic International, Inc. ("Dyadic” or the “Company”)’s CEO, Mark Emalfarb, presented and provided an update for investors at the BIO CEO & Investor Digital Conference (the “Presentation”).  The Presentation included a discussion of the Company’s plan to initiate a potential phase I clinical study related to the Company’s proprietary recombinant SARS-CoV-2 Receptor Binding Domain (RBD) antigen, which is produced from the Company’s proprietary and patented C1-cells.  He also discussed the Company’s intention to develop potential Multivalent, Trivalent and/or Tetravalent Recombinant Variant Antigen SARS-CoV-2 Vaccine Product Candidate(s). A copy of the Presentation is accessible on the Company’s website at www.dyadic.com under the “Investors” tab. A copy of the Presentation is also attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Items 7.01 and 9.01, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this 8-K and are expressly qualified in their entirety by reference to the factors discussed in the 2019 Annual Report. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include:

●	general economic, political and market conditions;
●
our ability to generate the required productivity, stability, purity, performance, cost, safety and other data necessary to carry out and implement our biopharmaceutical research and business plans and strategic initiatives;

●	our ability to retain and attract employees, consultants, directors and advisors;
●	our ability to implement and successfully carry out Dyadic’s and third parties’ research and development efforts;
●	our ability to obtain new license and research agreements;
●	our ability to maintain our existing access to, and/or expand access to third party contract research organizations in order to carry out our research projects for ourselves and third parties;
●	competitive pressures and reliance on our key customers and collaborators;
●	the pharmaceutical and biotech industry, governmental regulatory and other agencies’ willingness to adopt, utilize and approve the use of the C1 gene expression platform;
●
the risk of theft, misappropriation or expiration of owned or licensed proprietary and intellectual property, genetic and biological materials owned by us and/or Danisco US, Inc. and VTT Technical Research Centre of Finland Ltd;

●	speculative nature and illiquidity of equity securities received as consideration from sub-licenses; and
●	the impact of the novel coronavirus identified as “COVID-19” on our business and operating results.

There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. You should carefully read the factors described in the “Risk Factors” section of the 2020 Annual Report for a description of certain risks that could, among other things, cause our actual results to differ from these forward-looking statements.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is being furnished herein:
Exhibit Number	Description

99.1	Dyadic International Presentation
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2021

Dyadic International, Inc.

By:	/s/ Mark A. Emalfarb
Name:	Mark A. Emalfarb
Title:	Chief Executive Officer